Exhibit 99.1

Alere Reports Second Quarter 2017 Financial Results

WALTHAM, Mass., August 3, 2017 – Alere Inc. (NYSE: ALR), a global leader in rapid diagnostic tests, today announced its financial results for the second quarter ended June 30, 2017.

Second Quarter 2017

•	Total revenue was $558 million, a 9% decrease compared to $610 million in the prior year period.

•	Non-GAAP organic growth during the second quarter of 2017 was -7.8% and -3.6% excluding Arriva*.

•	Negative impact of foreign currency exchange was $6 million in the second quarter of 2017.

•	GAAP loss from continuing operations during the second quarter of 2017 was $(93) million, or $(1.13) per diluted share, compared to $(33) million, or $(0.44) per diluted share in the prior year period.

•	Non-GAAP adjusted EBITDA was $44 million in the second quarter of 2017, compared to $91 million in the prior year period. The decrease was primarily due to higher merger-related costs and audit and legal fees related to ongoing investigations as detailed in the Supplemental Financial Information table.

Six Months 2017

•	For the six months ended June 30, 2017, revenue was $1.15 billion, a 4% decrease compared to $1.20 billion in the prior year period. The decrease was primarily due to $28 million in Arriva products and services revenue that could not be recognized (see note below*), and a decrease in seasonal product sales. The Company also continued to make investments in global operations and infrastructure to strengthen the enterprise.

•	Non-GAAP organic growth during the six months ended June 30, 2017 was -3.6% and +1.4% excluding Arriva*.

*	During the three and six months ended June 30, 2017, the Company furnished to customers $14 million and $28 million, respectively, of Arriva products and services revenue and corresponding earnings that were subject to the CMS revocation but did not recognize any revenue for such products and services because they were not eligible for reimbursement by CMS at the time the Company furnished them.

Revenue (in millions)	Second Quarter 2017	Second Quarter 2016 (as restated)	% Change
Cardiometabolic Disease	$140	$167	(16%)
Infectious Disease	167	189	(12%)
Toxicology	160	158	1%
Other	35	36	(4%)
Consumer Diagnostics	17	20	(17%)
Other Non-reportable*	37	37	1%
License and Royalty	3	3	18%

Total	$558	$610	(9%)

Certain amounts presented may not recalculate directly, due to rounding.

*	Patient self-testing has been reclassified into a separate reporting segment called “Other Non-reportable.”

Non-GAAP Information

To supplement the financial measures prepared in accordance with U.S. GAAP, the Company uses Non-GAAP adjusted EBITDA and Non-GAAP organic growth, which are non-GAAP financial measures. The reconciliations of Non-GAAP adjusted EBITDA to net income (loss) from continuing operations and Non-GAAP organic growth to revenue, the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP, is shown in the table in this press release. The Company believes Non-GAAP adjusted EBITDA and Non-GAAP organic growth are useful to investors because these metrics are commonly used by investors to assess the unleveraged, pre-tax financial performance and operating results of our ongoing business operations. The Company’s management also uses Non-GAAP adjusted EBITDA and Non-GAAP organic growth because the Company’s management also believes that these are useful measures to evaluate operating performance and cash flows of the Company based on operational factors. It should also be noted that not all companies calculate Non-GAAP adjusted EBITDA and Non-GAAP organic growth in the same manner and, accordingly, these measures presented in this press release may not be comparable to similar measures used by other companies.

Conference Call

As announced on February 1, 2016, Alere entered into a definitive agreement under which Abbott will acquire Alere, which definitive agreement was amended on April 13, 2017. The transaction is expected to close by the end of the third quarter of 2017, subject to the satisfaction of certain customary closing conditions, including applicable regulatory approvals. Due to the pending transaction, Alere will no longer hold conference calls to discuss its quarterly financial results.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “preliminary”, “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “can,” “continue” or similar words, and include statements with respect to the merger with Abbott Laboratories (“Abbott”) expecting to close by the end of the third quarter of 2017. A number of important factors could cause actual results of Alere and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, (i) the risk that the proposed merger with Abbott, and the divestitures of certain Alere businesses in connection therewith, may not be completed in a timely manner or at all; (ii) the possibility that competing offers or acquisition proposals for Alere will be made; (iii) the possibility that any or all of the various conditions to the consummation of the merger with Abbott (or the divestitures of certain Alere businesses in connection therewith) may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger, as amended (the “Merger Agreement”) among Alere and Abbott pursuant to which Abbott will acquire Alere, including in circumstances which would require Alere to pay a termination fee or other expenses; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreements to divest certain Alere businesses in connection with the merger with Abbott; (vi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement or the divestiture of certain businesses on Alere’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Alere’s ongoing business operations; (viii) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; (ix) the possibility that the previously announced review of certain aspects of revenue recognition uncovers an additional error or errors in revenue recognition or other financial information which require additional adjustments which may be material, or material weaknesses in the Company’s internal controls over financial reporting; (x) risks relating to the ongoing investigations by the United States Securities and Exchange Commission (the “SEC”) and the United States Department of Justice, and (xi) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (as filed with the SEC on June 5, 2017) and other risk factors identified herein or from time to time in our periodic filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this communication. The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

About Alere

Alere believes that when diagnosing and monitoring health conditions, Knowing now matters.™ Alere delivers reliable and actionable information by providing rapid diagnostic tests, enhancing clinical and economic healthcare outcomes globally. Headquartered in Waltham, Mass., Alere focuses on rapid diagnostics for cardiometabolic disease, infectious disease and toxicology. For more information on Alere, please visit www.alere.com.

# # #

Investor Relations

Juliet Cunningham

Vice President, Investor Relations

ir@alere.com

858.805.2232

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016 (as restated)	2017	2016 (as restated)
Net product sales and services revenue	$554,691	$607,771	$1,140,265	$1,191,982
License and royalty revenue	2,981	2,533	5,623	5,262

Net revenue	557,672	610,304	1,145,888	1,197,244
Cost of net revenue	304,940	328,666	611,430	644,481

Gross profit	252,732	281,638	534,458	552,763
Gross margin	45%	46%	47%	46%
Operating expenses:
Research and development	29,448	28,446	55,732	55,508
Selling, general and administrative	252,283	239,298	512,747	454,894
Impairment and (gain) loss on disposition, net	—	—	—	(3,810)

Operating income	(28,999)	13,894	(34,021)	46,171
Interest and other income (expense), net	(47,710)	(46,241)	(93,409)	(89,696)

Loss from continuing operations before provision (benefit) for income taxes	(76,709)	(32,347)	(127,430)	(43,525)
Provision (benefit) for income taxes	17,312	2,582	35,921	2,410

Income (loss) from continuing operations before equity earnings of unconsolidated entities, net of tax	(94,021)	(34,929)	(163,351)	(45,935)
Equity earnings of unconsolidated entities, net of tax	1,321	2,122	6,522	7,156

Income (loss) from continuing operations	(92,700)	(32,807)	(156,829)	(38,779)
Income from discontinued operations, net of tax	—	—	—	—

Net income	(92,700)	(32,807)	(156,829)	(38,779)
Less: Net income attributable to non-controlling interests	368	143	551	246

Net income attributable to Alere Inc. and Subsidiaries	(93,068)	(32,950)	(157,380)	(39,025)
Preferred stock dividends	(5,308)	(5,308)	(10,558)	(10,617)

Net income available to common stockholders	$(98,376)	$(38,258)	$(167,938)	$(49,642)

Basic net income per common share:
Income (loss) from continuing operations	$(1.13)	$(0.44)	$(1.92)	$(0.57)
Income from discontinued operations	—			—

Basic and diluted net income per common share	$(1.13)	$(0.44)	$(1.92)	$(0.57)

Diluted net income per common share:
Income (loss) from continuing operations	$(1.13)	$(0.44)	$(1.92)	$(0.57)
Income from discontinued operations	—		—	—

Diluted net income per common share	$(1.13)	$(0.44)	$(1.92)	$(0.57)

Weighted average shares—basic	87,360	86,737	87,300	86,692

Weighted average shares—diluted	87,360	86,737	87,300	86,692

Alere Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	June 30, 2017	December 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$491,699	$567,215
Restricted cash	52,480	51,550
Marketable securities	150	76
Accounts receivable, net	377,963	413,535
Inventories, net	335,710	308,920
Prepaid expenses and other current assets	125,604	118,607
Assets held for sale	—	—

Total current assets	1,383,606	1,459,903
Property, Plant and Equipment, net	436,201	441,190
Goodwill and other intangible assets, net	3,574,864	3,592,107
Restricted Cash- non-current	2,353	2,171
Other non-current assets	159,811	152,908
Assets held for sale—non-current	—	—

Total assets	$5,556,835	$5,648,279

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt and current portions of long-term debt and capital lease obligations	$86,671	$85,434
Liabilities related to assets held for sale	—	—
Other current liabilities	592,768	590,722

Total current liabilities	679,439	676,156

LONG-TERM LIABILITIES:
Long-term debt and capital lease obligations, net of current portions	2,820,775	2,865,426
Deferred tax liabilities	123,775	119,098
Other long-term liabilities	167,273	155,992
Liabilities related to assets held for sale—non-current	—	—

Total long-term liabilities	3,111,823	3,140,516

TOTAL EQUITY	1,765,573	1,831,607

Total liabilities and equity	$5,556,835	$5,648,279

Alere Inc. and Subsidiaries

Selected Consolidated Revenues

(in thousands)

	Three Months Ended June 30,		% Change
	2017	2016 (as restated)	2017 v. 2016
Professional diagnostics segment
Cardiometabolic	$139,840	$167,378	-16%
Infectious disease	166,544	189,384	-12%
Toxicology	159,871	158,196	1%
Other	35,123	36,413	-4%

Total professional diagnostics segment	501,378	551,371	-9%
Consumer diagnostics segment	16,507	19,794	-17%
Other Non-reportable	36,804	36,606	1%
License and royalty revenue	2,981	2,533	18%

Net revenue	$557,670	$610,304	-9%

	Six Months Ended June 30,		% Change
	2017	2016 (as restated)	2017 v. 2016
Professional diagnostics segment
Cardiometabolic	$265,017	$327,041	-19%
Infectious disease	389,478	381,339	2%
Toxicology	310,508	304,979	2%
Other	68,051	69,795	-2%

Total professional diagnostics segment	1,033,054	1,083,154	-5%
Consumer diagnostics segment	33,747	37,236	-9%
Other Non-reportable	73,464	71,592	3%
License and royalty revenue	5,623	5,262	7%

Net revenue	$1,145,888	$1,197,244	-4%

Alere Inc. and Subsidiaries

Reconciliation of Net Income (Loss) to Non-GAAP EBITDA

(in thousands)

	Three Months Ended June 30,
	2017	2016 (as restated)
Net Income (loss) (1)	$(92,700)	$(32,807)
Income tax provision (benefit)	17,312	2,582
Depreciation and amortization	62,575	69,977
Interest, net	45,044	41,684
Non-cash stock-based compensation expense	9,568	11,004
Non-cash fair value adjustments to acquisition-related contingent consideration	2,345	(1,923)

Non-GAAP Adjusted EBITDA	$44,144	$90,518

(1)	Net income (loss) for the three months ended June 30, 2016 includes $10.5 million of Abbott integration costs, $10.2 million for a legal settlement accrual, restructuring charges of $8.8 million, $5.1 million of charges related to governmental investigations, $0.1 million of costs associated with business dispositions, and $0.2 million of acquisition-related costs which have not been added back for purposes of computing Non-GAAP Adjusted EBITDA. The three months ended June 30, 2017 includes $26.1 million of Abbott integration costs, $15.9 million of charges related to governmental investigations, non-interest related restructuring charges of $2.6 million, expense related to the withdrawal of the InRatio product of ($2.6) million, $0.1 million of costs associated with business dispositions, and $0.1 million of acquisition-related costs which have not been added back for purposes of computing Non-GAAP Adjusted EBITDA.

	Six Months Ended June 30,
	2017	2016 (as restated)
Net Income (loss) (1)	$(156,829)	$(38,779)
Income tax provision (benefit)	35,921	2,410
Depreciation and amortization	123,558	142,588
Interest, net	87,243	82,625
Non-cash stock-based compensation expense	19,932	20,606
Non-cash fair value adjustments to acquisition-related contingent consideration	2,833	(1,781)
Impairment and (gain) loss on dispositions, net	(229)	(3,810)

Non-GAAP Adjusted EBITDA	$112,429	$203,860

(1)	Net income (loss) for the six months ended June 30, 2016 includes $20.9 million of Abbott integration costs, $19.6 million of charges related to governmental investigations, restructuring charges of $16.4 million, $0.9 million of costs associated with business dispositions, and $0.7 million of acquisition-related costs which have not been added back for purposes of computing Non-GAAP Adjusted EBITDA. The six months ended June 30, 2017 includes $67.5 million of Abbott integration costs, $26 million of charges related to governmental investigations, non-interest related restructuring charges of $5.7 million, expense related to the withdrawal of the InRatio product of ($2.6) million, $0.2 million of costs associated with business dispositions, and $0.2 million of acquisition-related costs which have not been added back for purposes of computing Non-GAAP Adjusted EBITDA.

Alere Inc. and Subsidiaries

Reconciliation of Non-GAAP Organic Revenue Growth

(in thousands)

	Three Months Ended June 30,		% Change
	2017	2016 (as restated)	2017 v. 2016
Net revenue	$557,670	$610,304	-8.6%
Impact of foreign currency exchange	5,624	—
Impact of acquisitons & dispositions	(775)	—

Non-GAAP organic net revenue	$562,519	$610,304	-7.8%

Arriva revenue	(2,274)	(29,065)

Non-GAAP organic net revenue (excluding Arriva)	$560,245	$581,239	-3.6%

	Six Months Ended June 30,		% Change
	2017	2016 (as restated)	2017 v. 2016
Net revenue	$1,145,887	$1,197,244	-4.3%
Impact of foreign currency exchange	10,393	—
Impact of acquisitons & dispositions	(1,675)	—

Non-GAAP organic net revenue	$1,154,605	$1,197,244	-3.6%

Arriva revenue	(5,313)	(64,208)

Non-GAAP organic net revenue (excluding Arriva)	$1,149,292	$1,133,036	1.4%

Alere Inc. and Subsidiaries

Supplemental Financial Information

(in thousands, except per share amounts)

	Three months ended June 30, 2017
	Cost of Net Revenue	Research and Development	Selling, General & Administrative	Impairment, net of loss on disposition	Interest and other income, net	Provision for income taxes	Equity earnings of unconsolidated entities, net of tax	Net Income[1]
Amortization of acquisition-related intangible assets	$11,193	$1,928	$23,776	$—	$—	$—	$—	$(36,897)
Restructuring charges	996	(13)	1,665	—	—	—	—	(2,648)
Impairment Charges	—	2	—	—	—	—	—	(2)
Stock-based compensation expense	397	382	8,789	—	—	—	—	(9,568)
Acquisition-related costs	—	—	99	—	—	—	—	(99)
Fair value adjustments to acquisition-related contingent consideration	—	—	2,345	—	—	—	—	(2,345)
Costs associated with potential business dispositions	—	—	128	—	—	—	—	(128)
Impairment and (gain) loss on disposition, net	—	—	—	—	—	—	—	—
Amortization—Unconsolidated Subs	—	—	—	—	—	—	51	(51)
Audit and legal fees related to on-going governmental investigations	—	—	12,474	—	7,663	—	—	(20,137)
Abbott transaction related expenses	—	—	26,079	—	—	—	—	(26,079)
Income tax effects on items above	—	—	—	—	—	10,861	—	(10,861)

Total of Supplemental Information	$10,037	$2,299	$75,355	$—	$7,663	$10,861	$51	$(106,266)

Impact of above items on EPS numerator								$—
Impact of above items on EPS denominator								(1,459)

1)	All impacts are shown as pre-tax with aggregate tax effect displayed as “Income tax effects on items above”.

	Six months ended June 30, 2017
	Cost of Net Revenue	Research and Development	Selling, General & Administrative	Impairment, net of loss on disposition	Interest and other income, net	Provision for income taxes	Equity earnings of unconsolidated entities, net of tax	Net Income[1]
Amortization of acquisition-related intangible assets	$22,159	$2,853	$47,535	$—	$—	$—	$—	$(72,547)
Restructuring charges	1,811	114	3,753	—	—	—	—	(5,678)
Impairment Charges	—	25	—	—	—	—	—	(25)
Stock-based compensation expense	793	766	18,372	—	—	—	—	(19,932)
Acquisition-related costs	—	—	151	—	—	—	—	(151)
Fair value adjustments to acquisition-related contingent consideration	—	—	2,833	—	—	—	—	(2,833)
Costs associated with potential business dispositions	—	—	185	—	—	—	—	(185)
Impairment and (gain) loss on disposition, net	—	—	—	—	—	—	(229)	229
Amortization—Unconsolidated Subs	—	—	—	—	—	—	100	(100)
Audit and legal fees related to on-going governmental investigations	—	—	22,614	—	9,780	—	—	(32,393)
Abbott transaction related expenses	—	—	67,478	—	—	—	—	(67,478)
INRatio recall expense	(2,549)	—	—	—	—	—	—	2,549
Legal settlement accrual	—	—	—	—	—	—	—	—
Income tax effects on items above	—	—	—	—	—	14,383	—	(14,383)

Total of Supplemental Information	$22,214	$3,759	$162,922	$—	$9,780	$14,383	$(129)	$(212,929)

Impact of above items on EPS numerator								$—
Impact of above items on EPS denominator								(862)

1)	All impacts are shown as pre-tax with aggregate tax effect displayed as “Income tax effects on items above”.